Item 1: Report to Shareholders

Tax-Exempt Money Fund	August 31, 2006

The views and opinions in this report were current as of August 31, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Bonds produced modestly positive returns in the six-month period ended August 31, 2006, with tax-free municipal bonds outpacing their taxable counterparts. Bond yields rose across almost all maturities but ended the period well below their highest levels. The Federal Reserve, which lifted the federal funds target rate to 5.25% in June, suspended its tightening efforts in early August in anticipation of reduced inflation pressures stemming from slower economic growth. Long-term and lower-quality municipal securities continued to outperform short-term and higher-quality issues.

MARKET ENVIRONMENT

Economic growth, which accelerated at the beginning of 2006, moderated over the last six months. Rising mortgage rates helped cool the housing market, job growth softened, and consumer spending decelerated amid rising interest rates, stubbornly high oil and gas prices, and slower housing equity growth.

A tight labor market and higher energy prices have raised business production costs, spurring inflation above the comfort zone of Federal Reserve officials, in part because of elevated energy and commodity prices. In response, the central bank raised the federal funds target rate in quarter-point increments during the period, from 4.50% to 5.25% in June—a level not seen in more than five years.

On August 8, the central bank refrained from raising the fed funds rate for the first time in two years—the highly anticipated “pause” in Fed tightening—based on the moderation of U.S. economic growth and perceptions that “inflation pressures seem likely to moderate over time.” However, the Fed acknowledged that “some inflation risks remain” and left open the possibility of additional rate increases.

Municipal money market yields rose in the last six months, as shown in the graph on page 1. Intermediate-term rates rose to a lesser extent, while long-term rates were flat or slightly lower. As a result, the municipal yield curve—a graphic depiction of the difference between yields of municipal bonds with various maturities—flattened. Yields of municipal securities maturing in five years or less were virtually the same at the end of August, and there was only a 70- to 80-basis-point difference between municipal money market yields and 30-year municipal bond yields at the end of our reporting period—an unusually narrow spread.

In the taxable bond market, Treasury yields rose across all maturities, with short-term rates rising more than long-term. In fact, portions of the Treasury yield curve were inverted for much of the last six months (i.e., some short-term yields were higher than some long-term yields), which historically has been a harbinger of slower economic growth. On an absolute basis, municipal bonds once again outperformed their taxable counterparts in the first half of our fiscal year, as they have for most of the last three years. In the six-month period ended August 31, the Lehman Brothers Municipal Bond Index returned 2.02% versus 1.82% for the Lehman Brothers U.S. Aggregate Index.

MUNICIPAL MARKET NEWS

New municipal borrowing in the first eight months of the year totaled about $235 billion, approximately 15% lower than in the first eight months of 2005 (according to data from Thomson Financial as published in The Bond Buyer). Refunding issuance fell dramatically as interest rates rose at the beginning of our fiscal year and demand from investors, including nontraditional buyers of municipals such as hedge funds, remained supportive. Credit conditions have remained favorable, and state government coffers continued to accumulate tax revenues.

Long-term municipals outperformed shorter-term issues in the last six months, thanks primarily to the decline in longer-term interest rates that started at the end of June. High-yield securities maintained their performance advantage over investment-grade issues for the entire reporting period, although they trailed high-quality bonds in the last two months.

Within the high-quality universe, bonds rated BBB—the lowest investment-grade tier—fared better than securities with higher credit ratings. Tobacco and hospital revenue bonds continued to outperform, resulting in valuations that appear to be extended. Housing finance revenue bonds also did well in the first half of our fiscal year, though they have lagged slightly in recent months. As spreads for lower-quality issues tightened, investors turned to the higher yields available in housing bonds as an alternative.

PORTFOLIO STRATEGY

Tax-Exempt Money Fund
The fund outperformed its Lipper peer group during the past 6- and 12-month periods. Since our last letter to you, the seven-day simple yield on the fund has again increased, ending August at 3.07%, up from 2.67% last February. With the Federal Reserve bringing the fed funds rate to 5.25%, money market rates have continued their trend to higher levels, peaking in late June as the Fed announced a pause in its policy of tighter monetary conditions. Markets reacted to both the Fed pause and indications of a slowing economy by anticipating that the Fed might begin cutting rates in early 2007. This sentiment shift caused rates to retrace somewhat in July and August.

In the past six months, yields on one-year municipal securities moved from around 3.40% in March to as high as 3.75% in late June, before falling to about 3.55% at the end of August. Variable rate notes—a growing share of the municipal money market—averaged yields of approximately 3.40%, about 50 basis points (half a percentage point) higher than during the preceding six months. With a very flat money market curve—a difference of only about 15 basis points in yield between seven-day and one-year maturities—we have found little incentive to extend the fund’s maturities, particularly given the uncertainty surrounding the Fed’s next move. As a result, the fund ended the period with a weighted average maturity of 35 days.

Changes in municipal issuance patterns, along with economic uncertainty and questions about the direction of the Fed’s next move, contributed to the flat money market yield curve. Fixed-rate note issuance is down again for the third consecutive year, a result of strong tax receipts at the state and local levels, which reduce the need for short-term borrowing in the one-year note market. At the same time, new issues of synthetic variable rate notes have been surging. Yields on variable rate notes generally move in relationship to taxable one-month Libor rates, although this yield relationship can be interrupted by seasonal demand fluctuations in the municipal market. These factors lead us to expect the municipal money market yield curve to remain flat near term. Until a clearer picture of the economy and its implications for Fed policy emerge, we feel a more neutral investment posture is prudent.

Tax-Free Short-Intermediate Fund

The fund outpaced its Lipper peer group average during the 6- and 12-month periods ended August 31, 2006, with returns of 1.60% and 2.35% versus 1.52% and 2.11%, respectively. Returns were up modestly during the past six months, with most of the appreciation occurring in July and August as evidence of a slowing economy began to emerge. Our relatively aggressive investment strategy benefited fund results over the summer when our segment of the municipal market started to perform better.

Our investment strategy focused on several areas. We believed that the short-intermediate segment of the yield curve offered good relative valuations. The Federal Open Market Committee had lifted the federal funds rate from 1% beginning in June 2004 to 5.25% in June 2006. Treasury yields reached levels not seen in five years, and municipal yields moved higher as well, although not to the same extent as in the Treasury market. As an asset class, short-term bonds had not fared as well as some other fixed-income investments, and we believed they had reached a point where their valuations were more appealing. Consequently, we extended the duration of the fund about three months. (Duration is a measure of a fund’s sensitivity to changes in interest rates; see the Glossary for a more detailed explanation.)

We also reduced our exposure to cash and short-term bonds in an effort to lock in higher yields as they became available. Our cash holdings fell from about 5% to approximately 2% of the portfolio, and our allocation to bonds maturing within two years declined from roughly 24% to 15% during the period. At the same time, we raised our allotment of bonds maturing in two to four years by 13%.

Finally, we increased exposure to prerefunded bonds from about 5.6% to 14%. Prerefunded bonds looked appealing because they were issued during the heavy refunding years from 2002 through 2005. These bonds entail limited credit risk and were offering equivalent yields—or better yields in some instances—to other short-term municipals with lower credit ratings. We believe the outlook for short-intermediate securities is good as the Federal Reserve nears the end of its long tightening cycle, which has now been in effect for more than two years.

Tax-Free Intermediate Bond Fund

The fund outpaced its Lipper peer group average during the 6- and 12-month periods ended August 31, 2006, with returns of 1.84% and 2.54% versus 1.62% and 2.21%, respectively. Returns were up modestly during the past six months, with most of the appreciation occurring in July and August as evidence of a slowing economy began to emerge. We had begun to position the fund more aggressively back in February, a bit too early in retrospect, since the market was volatile through the spring. Our strategy paid off in the summer, however, when our segment of the municipal market started to perform better.

Our investment strategy focused on four areas. First, we began to reduce our exposure to cash and short-term bonds during the winter and continued this strategy during the past six months in an effort to lock in higher yields as they became available. Second, we kept the portfolio’s duration longer than that of the benchmark since we believed the Federal Reserve was nearing the end of its tightening cycle.

(Duration is a measure of a fund’s sensitivity to changes in interest rates; see the Glossary for a more detailed explanation.)

Third, we maintained the fund’s exposure to below investment-grade bonds close to our permitted maximum of 5%. Lower-rated bond spreads remain tight, however, and we are currently unable to find many new investments offering enough yield to compensate for the level of risk. In some cases, we have traded out of lower-rated sectors into others, reflecting our views on relative valuations. That said, we are maintaining some positions in these securities, particularly in areas where we like the fundamentals and have been able to benefit from the incremental yield.

Finally, within the investment-grade sector, we increased exposure to prerefunded bonds, which were appealing because they were issued during the heavy refunding years from 2002 through 2005. These bonds will mature for the most part within the next five years, and many investors have avoided them to date, enhancing their appeal. Our outlook for the intermediate sector of the municipal bond market is generally favorable due to the flatness of the yield curve—a situation where there is not that much difference between the yields of bonds with shorter and longer maturities.

Tax-Free Income Fund
In an environment of generally low returns from bonds, your fund exceeded its Lipper peer group over the past six months and year. The Advisor Class, which carries higher fees, matched the peer group during the six-month period and surpassed it for the year. Fund performance was helped by the portfolio’s structure: our overweight in long-term bonds; our emphasis on preserving yield where we can; a few key investment decisions; and our generally low expenses. While short-term rates for cash and intermediate bonds marched steadily higher over the past six months, long-term rates ended the period basically unchanged. This point-to-point comparison masks a period of rising rates in the March-through-June time frame and a rally over the past two months.

During the past two years, we generally maintained a barbell structure with a higher exposure to both long-term bonds and very short maturities, including cash. This strategy proved beneficial as short-term rates rose and long-term bonds performed well, while intermediate-term bonds lagged. We have less conviction about this position today as the Federal Reserve nears the end of its tightening cycle. At some point, intermediate bonds are likely to do well as the yield curve steepens again, with a greater disparity between short and long yields. Accordingly, we have maintained our long bond exposure and moved some of our cash to intermediate-term bonds.

Two investment decisions stand out over the past six months. The first was a credit decision to add exposure to Puerto Rico, which went through a period of budget turmoil in the second quarter. Yields for Puerto Rico debt (which is exempt from taxes in every state in the U.S. and generally trades at expensive levels) widened considerably, creating an opportunity to add exposure to this credit at historically good valuations. So far, the trade has paid off as Puerto Rico yields have tightened relative to other credits.

The second decision was to significantly increase exposure to non callable debt to improve the portfolio’s ability to respond more positively to falling interest rates. While bonds without call provisions normally trade at lower yields than callable bonds, we saw an opportunity to buy non callable debt at even levels with callable debt when interest rates rose in the second quarter. The non callable bonds performed well as rates fell in July and August.

We also took advantage of an opportunity to add lower-rated debt at reasonable yield levels during the first few months of the period, but we have not done so recently. We continue to believe that credit spreads are very tight, and an inevitable period of weakness will unfold if the economy slows down. We selectively sold some BBB debt that has performed well and seems to have little further upside. At the end of August, taking into account the addition of BBB rated Puerto Rico debt, our overall credit quality was basically unchanged from six months ago.

Municipal bonds seem poised to deliver better returns over the next year, not necessarily from price appreciation, but from the higher income available, particularly on cash and intermediate bonds. We are somewhat cautious on the outlook for inflation at this late stage of the economic cycle, which may put upward pressure on rates in the short term, but the longer-term outlook for tax-free bonds appears positive.

Tax-Free High Yield Fund

Fund returns moderately lagged the Lipper average for both the six-month and one-year periods as our somewhat defensive positioning, most notably in airline-backed debt and tobacco-securitization bonds, tempered relative results. Absolute returns, however, compared favorably with higher-quality, tax-exempt alternatives. Valuations in medium- and lower-quality municipals have reached levels not witnessed since the late 1990s, and we therefore believe our conservative approach, at this point in the credit cycle, is appropriate.

Continuing care retirement community revenue bonds continued to post strong returns in 2006. During the reporting period, the portfolio experienced two advance refundings (Illinois Lutheran Hillside Village, Iowa Ridgecrest Village), resulting in significant credit upgrades and price performance. In addition, we witnessed further operating improvement in two other facilities (Oklahoma DFA Inverness Village and Alabama, Huntsville Redstone Village). We retained considerable exposure to this sector and remain upbeat on its prospects moving forward. We reduced exposure to hospital bonds as risk premiums in that sector remain thin.

Industrial development bonds performed well during the period. Bonds backed by Smurfit-Stone Container and Ford Motor Company recovered from difficult operating results in 2005. Nevada Power bonds outperformed as the company continued to recover from the energy crisis many western states experienced several years ago. Our holdings in American Airlines and Continental Airlines bonds rallied sharply, but our conservative positioning in this sector detracted from relative results. (For a complete list of portfolio holdings and the percentage each represents in the portfolio, see the Financial Statements report for this fund.)

We increased exposure to single-family housing authorities during the period. These highly rated, state-sponsored borrowers often pay considerable yield premiums to compensate holders for the prepayment risk of the underlying mortgage securities. Given an environment of relatively low interest rates and low volatility, combined with tight quality spreads, we believe these bonds remain quite attractive. Our holdings in Virginia Pocahontas Parkway Association bonds also boosted results. We remained cautious on land-secured bonds because of the slowdown in the real estate market.

Looking ahead, we believe that valuations for medium- and lower-quality municipals are expensive compared with historical norms. Generally low interest rates, benign volatility, and a solid economic backdrop have bolstered the demand for incremental yield and risk taking in credit markets. This environment has driven risk premiums to historical lows in municipals. Therefore, we remain cautious and defensively postured. Over the long term, however, we believe medium- and lower-quality municipals offer taxable investors great potential to enhance returns and lessen volatility. We will continue to rely on our disciplined, research-intensive process to uncover opportunities within our segment of the municipal market.

OUTLOOK

Following two years of Federal Reserve interest rate increases, the economy seems to be transitioning from a period of rapid growth to a period of below-trend growth, which we believe will continue well into 2007. The slowdown in the housing market, which is largely attributable to rising mortgage rates, is beginning to have an impact on employment in housing-related industries. At the same time, reduced refinancing activity and slower home equity growth, coupled with higher interest and energy costs, are dampening consumer spending. Cost and price pressures continue to mount, however, which could drive yields higher and prompt the central bank to raise the fed funds rate a few more times. At present, Fed officials seem prepared to keep short-term rates steady as long as they believe the economy is slowing sufficiently to ease inflation pressures over time.

Two factors that should support municipal bonds at current levels are the municipal yield curve’s positive slope (that is, longer maturities have higher yields than short maturities) and the likelihood that supply will continue decreasing for the rest of the year. While we are beginning to favor high-quality securities over high-yield issues because of current valuations, our lower-quality municipal allocations remain an important component of our strategies. As always, we will continue to rely upon our proprietary research to uncover the best credit opportunities and selectively invest in attractive income-producing investments.

Municipal bonds have outperformed their taxable counterparts on an absolute basis over the past few years, reaching valuations one might consider rich. However, municipal bonds could be in a long-term trend of improving valuations, which in a broader historical context may still appear attractive. Thus, municipals could continue to be an appealing alternative for investors in higher tax brackets, as their after-tax yields are likely to be higher than those of comparable taxable securities.

We thank you for your continued support.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Tax-Exempt Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committees
Tax-Free Short-Intermediate and Tax-Free Intermediate Bond Funds

Mary J. Miller
Chairman of the Investment Advisory Committee
Tax-Free Income Fund

James M. Murphy
Chairman of the Investment Advisory Committee
Tax-Free High Yield Fund

September 22, 2006

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

PROSPECTUS UPDATE

The following supplement updates the prospectus for the T. Rowe Price Tax-Free Income Fund and the T. Rowe Price Tax-Free Income Fund–Advisor Class dated July 1, 2006:

On July 19, 2006, the fund’s Board of Trustees authorized the fund to change the current restriction allowing the fund to invest up to 5% of its assets in below investment-grade securities to a new restriction allowing the fund to invest up to 10% of its total assets in below investment-grade securities. The new policy will be effective November 1, 2006.

RISKS OF FIXED-INCOME INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield bonds could have greater price declines than funds that invest primarily in high-quality bonds. Municipalities issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

GLOSSARY

Average maturity: For a bond fund, the average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive and, consequently, less volatile portfolio.

Basis points: One hundred basis points equal one percentage point.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Lehman Brothers Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds with maturities greater than two years selected from issues larger than $75 million.

Lehman Brothers U.S. Aggregate Index: An unmanaged index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities of investment-grade quality or better, with at least one year to maturity, and an outstanding par value of at least $250 million.

Libor rate: The London Interbank Offered Rate, which is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Yield curve: A graphic depiction of the relationship among the yields for similar bonds with different maturities. A yield curve is positive when short-term yields are lower than long-term yields and negative when short-term yields are higher than long-term yields.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that a fund may have two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 97.6%		
Alabama 0.6%		
Birmingham Water & Sewer, VRDN (Currently 3.45%) (1)	5,800	5,800
		5,800
Alaska 1.4%		
Valdez Marine, BP Pipelines, VRDN (Currently 3.60%)	9,600	9,600
Valdez Marine, BP Pipelines, VRDN (Currently 3.60%)	2,950	2,950
		12,550
Arizona 2.3%		
Salt River Agricultural Improvement & Power, TECP 3.61%, 9/7/06	6,200	6,200
Salt River Agricultural Improvement & Power, TECP 3.63%, 9/8/06	10,700	10,700
Scottsdale IDA, Scottsdale Healthcare VRDN (Currently 3.40%) (2)	4,600	4,600
		21,500
Arkansas 0.8%		
Arkansas Hosp. Equipment Fin. Auth., Baptist Health Little Rock, VRDN (Currently 3.46%) (1)	7,600	7,600
		7,600
Colorado 1.7%		
Colorado Housing Fin. Auth., Single Family VRDN (Currently 3.44%)	7,500	7,500
Denver City & County IDRB, W.W. Grainger VRDN (Currently 3.53%)	2,190	2,190
Denver Convention Center Hotel Auth. VRDN (Currently 3.45%) (3)	6,250	6,250
		15,940
Connecticut 1.2%		
Connecticut HEFA, Yale Univ., VRDN (Currently 3.54%)	10,000	10,000

Connecticut Special Tax Obligation, 4.00%, 9/1/06 (2)	1,500	1,500
		11,500
Delaware 2.2%		
Delaware HFA, Beebe Medical Center, VRDN (Currently 3.60%)	20,000	20,000
		20,000
District of Columbia 2.8%		
District of Columbia, GO, VRDN (Currently 3.52%) (2)	17,200	17,200
District of Columbia, Medstar Univ. Hosp., 6.875%, 8/15/31 (Prerefunded 2/16/07) (4)(5)	9,000	9,128
		26,328
Florida 3.9%		
Brevard County, School Board, GO, RAN, 4.50%, 4/27/07	5,000	5,027
Florida, Ed. Lottery, VRDN (Currently 3.45%) (6)	7,675	7,675
Florida Board of Ed., GO, VRDN (Currently 3.45%) (7)	3,400	3,400
Highlands County HFA, Adventist Health/Sunbelt VRDN (Currently 3.43%)	1,090	1,090
Santa Rosa County HFA, Baptist Health Care, Pensacola VRDN (Currently 3.41%)	725	725
Sunshine State Gov't. Fin. Commission, Miami-Dade County TECP, 3.42%, 9/8/06	16,025	16,025
Tampa Bay Water, VRDN (Currently 3.45%) (7)	2,000	2,000
		35,942
Georgia 3.1%		
Atlanta Airport, VRDN (Currently 3.45%) (2)	5,185	5,185
Atlanta Water & Sewer, 5.375%, 1/1/20 (Prerefunded 1/1/07) (4)(7)	1,290	1,310
Coweta County Dev. Auth., City of Newnan VRDN (Currently 3.45%) (1)	5,100	5,100
DeKalb County Water & Sewer, VRDN (Currently 3.45%)	6,645	6,645

DeKalb Private Hosp. Auth., Childrens Health VRDN (Currently 3.41%)	5,295	5,295
Georgia, GO, 3.75%, 9/1/06	1,000	1,000
Georgia, GO, 6.50%, 12/1/06	555	559
Georgia, GO, VRDN (Currently 3.45%)	2,150	2,150
Georgia, GO, VRDN (Currently 3.45%)	1,000	1,000
		28,244
Hawaii 1.3%		
Eclipse Funding Trust, Honolulu Board of Water Supply VRDN (Currently 3.44%) (1)(8)	7,000	7,000
Hawaii, GO, 6.00%, 9/1/06 (7)	500	500
Hawaii, GO, VRDN (Currently 3.45%) (2)	4,990	4,990
		12,490
Illinois 10.5%		
Chicago, GO, VRDN (Currently 3.45%) (2)	7,330	7,330
Chicago, GO, VRDN (Currently 3.45%) (2)	15,000	15,000
Chicago O' Hare Int'l. Airport, 5.00%, 1/1/07 (1)	2,000	2,008
Chicago O' Hare Int'l. Airport, VRDN (Currently 3.45%) (7)	3,000	3,000
Cook County, GO, VRDN (Currently 3.45%) (6)	9,690	9,690
Cook County, GO, VRDN (Currently 3.45%) (6)	5,645	5,645
Eclipse Funding Trust, GO, VRDN (Currently 3.44%) (6)(8)	15,000	15,000
Eclipse Funding Trust, Toll Highway Auth. VRDN (Currently 3.44%) (2)	10,000	10,000
Illinois, GO, VRDN (Currently 3.44%)	6,000	6,000
Illinois, GO, VRDN (Currently 3.45%) (6)	2,000	2,000
Illinois Dev. Fin. Auth., Palos Community Hosp. VRDN (Currently 3.45%)	4,500	4,500
Illinois Dev. Fin. Auth., Palos Community Hosp. VRDN (Currently 3.45%)	2,000	2,000
Illinois Dev. Fin. Auth., Palos Community Hosp. VRDN (Currently 3.45%)	8,100	8,100

Illinois HFA, Advocate Health Care Network, 3.40%, 11/15/22 (Tender 1/4/07) (5)	2,500	2,500
Illinois HFA, Central Dupage Health, VRDN (Currently 3.45%)	1,400	1,400
Illinois HFA, Univ. of Chicago, VRDN (Currently 3.40%)	750	750
Illinois HFA, Villa Saint Benedict, VRDN (Currently 3.48%)	655	655
Metropolitan Pier & Exposition Auth. VRDN (Currently 3.45%) (1)	1,500	1,500
		97,078
Indiana 2.4%		
Eclipse Funding Trust, Municipal Power Agency VRDN (Currently 3.44%) (7)	5,125	5,125
Eclipse Funding Trust, Municipal Power Agency VRDN (Currently 3.44%) (6)	17,510	17,510
		22,635
Kansas 2.2%		
Kansas Dev. Fin. Auth., Chesapeake Apartments, Multi-Family VRDN (Currently 3.46%)	11,000	11,000
Kansas Dev. Fin. Auth., Sisters of Charity of Leavenworth VRDN (Currently 3.60%)	1,800	1,800
Kansas Dev. Fin. Auth., Sisters of Charity of Leavenworth VRDN (Currently 3.60%)	3,900	3,900
Wyandotte County / Kansas City, Unified Gov't., GO 3.25%, 11/1/06	3,205	3,205
		19,905
Kentucky 1.2%		
Kentucky Asset / Liability Commission, GO, TECP 3.15%, 10/11/06	10,000	10,000
Kentucky Economic Dev. Fin. Auth., Catholic Health Initiatives VRDN (Currently 3.43%)	1,000	1,000
		11,000

Louisiana 1.8%		
Lake Charles Harbor & Terminal Dist., Conoco VRDN (Currently 3.42%)	11,540	11,540
Plaquemines Port, Harbor & Terminal Dist., Chevron Corp. 3.00%, 9/1/08 (Tender 9/1/06) (5)	5,500	5,500
		17,040
Maryland 11.7%		
Baltimore County Metro Dist., GO, TECP, 3.60%, 11/30/06	7,500	7,500
Baltimore County Mortgage, Spring Hill Realty VRDN (Currently 3.45%)	2,185	2,185
Carroll County, Fairhaven Retirement Community VRDN (Currently 3.41%)	940	940
Maryland CDA, Residential, 3.12%, 11/24/06	3,500	3,500
Maryland CDA, Residential, 3.67%, 9/12/07	10,500	10,500
Maryland Economic Dev. Corp., Associated Catholic Charities VRDN (Currently 3.58%)	3,700	3,700
Maryland Economic Dev. Corp., Providence Center VRDN (Currently 3.62%)	2,000	2,000
Maryland HHEFA, Adventist Healthcare, VRDN (Currently 3.42%)	2,415	2,415
Maryland HHEFA, Bryn Mawr School for Girls VRDN (Currently 3.41%)	4,500	4,500
Maryland HHEFA, Indian Creek School, VRDN (Currently 3.61%)	12,300	12,300
Maryland HHEFA, Mercy Ridge, VRDN (Currently 3.44%)	8,330	8,330
Maryland HHEFA, Norwood School, VRDN (Currently 3.63%)	2,195	2,195
Maryland Ind. Dev. Fin. Auth., Calvert School VRDN (Currently 3.41%)	1,450	1,450
Montgomery County Economic Dev., Howard Hughes Medical Institute, VRDN (Currently 3.43%)	8,500	8,500
Montgomery County Economic Dev., Institute for Genomic Research, VRDN (Currently 3.41%)	955	955
Montgomery County Economic Dev., Sandy Spring Friends School, VRDN (Currently 3.41%)	3,765	3,765
Montgomery County Housing Opportunities Commission Oakwood Multi-Family, VRDN (Currently 3.45%)	18,800	18,800

Prince Georges County Hosp., Collington Episcopal Life Care VRDN (Currently 3.40%)	6,000	6,000
Univ. of Maryland, College Park, VRDN (Currently 3.46%)	8,470	8,470
		108,005
Massachusetts 0.6%		
Massachusetts, GO, 5.25%, 1/1/07	500	502
Massachusetts, GO, 6.00%, 11/1/06	500	502
Massachusetts, GO, VRDN (Currently 3.43%) (2)	2,000	2,000
Massachusetts, GO, VRDN (Currently 3.60%)	3,000	3,000
		6,004
Michigan 1.4%		
Detroit Sewage Disposal, VRDN (Currently 3.41%) (7)	5,000	5,000
Michigan, GO, 5.125%, 12/1/06	1,000	1,004
Michigan State Univ. Board of Trustees, VRDN (Currently 3.40%)	3,900	3,900
Univ. of Michigan Regents, Univ. of Michigan Hosp. VRDN (Currently 3.45%)	3,100	3,100
		13,004
Minnesota 0.5%		
Minnesota, GO, VRDN (Currently 3.45%)	4,270	4,270
		4,270
Mississippi 0.3%		
Jackson County Port Fac., Chevron Corp. VRDN (Currently 3.57%)	1,900	1,900
Mississippi Hosp. Equipment Fac. Auth., North Mississippi Health, VRDN (Currently 3.42%)	700	700
		2,600
Missouri 0.5%		
Missouri HEFA, SSM Health Care, 5.00%, 6/1/07	2,000	2,018

Missouri HEFA, Washington Univ., VRDN (Currently 3.62%)	3,000	3,000
		5,018
Nebraska 1.4%		
American Public Energy Agency, VRDN (Currently 3.42%)	2,929	2,929
American Public Energy Agency, VRDN (Currently 3.42%)	10,000	10,000
		12,929
Nevada 0.3%		
Las Vegas Valley Water District, GO, VRDN (Currently 3.45%) (2)	2,800	2,800
		2,800
New York 3.5%		
Metropolitan Transportation Auth., TECP, 3.48%, 9/8/06	2,000	2,000
Metropolitan Transportation Auth., VRDN (Currently 3.44%) (6)	5,315	5,315
New York City, GO, VRDN (Currently 3.40%)	15,050	15,050
New York City, GO, VRDN (Currently 3.44%) (6)	1,000	1,000
New York City Municipal Water Fin. Auth. VRDN (Currently 3.45%) (6)	3,695	3,695
New York City Transitional Fin. Auth., VRDN (Currently 3.45%)	5,000	5,000
		32,060
North Carolina 4.6%		
Guilford County, GO, VRDN (Currently 3.41%)	15,085	15,085
North Carolina, GO, VRDN (Currently 3.45%)	3,580	3,580
North Carolina, GO, VRDN (Currently 3.45%)	3,995	3,995
North Carolina, GO, VRDN (Currently 3.45%)	3,395	3,395
North Carolina Medical Care Commission, FirstHealth of the Carolinas, VRDN (Currently 3.40%)	1,350	1,350
North Carolina Medical Care Commission, Northeast Medical Center, VRDN (Currently 3.40%)	8,000	8,000
North Carolina Municipal Power Agency #1 VRDN (Currently 3.45%) (1)	2,165	2,165

Univ. of North Carolina, Board of Governors VRDN (Currently 3.45%)	3,465	3,465
Winston-Salem, GO, VRDN (Currently 3.51%)	1,800	1,800
		42,835
Ohio 3.5%		
Akron, Bath & Copley Township Hosp., Summa Health VRDN (Currently 3.42%)	6,190	6,190
Cuyahoga County Hosp., Metrohealth VRDN (Currently 3.42%)	9,950	9,950
Ohio, Elementary & Secondary Ed., GO 5.625%, 12/1/06	500	502
Ohio Turnpike, VRDN (Currently 3.45%) (7)	7,495	7,495
Ohio Turnpike, VRDN (Currently 3.45%) (7)	7,995	7,995
		32,132
Oklahoma 1.1%		
Oklahoma Turnpike Auth., VRDN (Currently 3.39%)	3,000	3,000
Oklahoma Turnpike Auth., VRDN (Currently 3.39%)	3,000	3,000
Oklahoma Turnpike Auth., VRDN (Currently 3.40%)	4,000	4,000
		10,000
Pennsylvania 1.1%		
Allegheny County Hosp. Dev. Auth., Univ. of Pittsburgh Medical Center, VRDN (Currently 3.53%)	10,000	10,000
		10,000
South Carolina 0.5%		
South Carolina, GO, VRDN (Currently 3.45%)	5,000	5,000
		5,000
South Dakota 2.8%		
South Dakota HEFA, Avera Health, VRDN (Currently 3.63%) (1)	6,255	6,255
South Dakota HEFA, Sioux Valley Hosp., VRDN (Currently 3.63%)	14,745	14,745

South Dakota HEFA, Sioux Valley Hosp., VRDN (Currently 3.63%)	4,915	4,915
		25,915
Tennessee 3.6%		
Clarksville Public Building Auth., GO, VRDN (Currently 3.58%)	10,800	10,800
Jackson-Madison County General Hosp. VRDN (Currently 3.40%) (6)	10,000	10,000
Metropolitan Nashville & Davidson County, GO VRDN (Currently 3.45%) (7)	9,665	9,665
Metropolitan Nashville & Davidson County Health & Ed. Fac. Board, Vanderbilt Univ., VRDN (Currently 3.35%)	3,100	3,100
		33,565
Texas 11.6%		
Arlington, Dallas Cowboys, VRDN (Currently 3.45%) (1)	26,000	26,000
Dallas Independent School Dist., VRDN (Currently 3.45%)	3,000	3,000
Eclipse Funding Trust, Dallas Water & Sewer VRDN (Currently 3.44%) (2)(8)	11,085	11,085
Eclipse Funding Trust, San Antonio Water VRDN (Currently 3.44%) (1)(8)	6,255	6,255
Gulf Coast IDA, Amoco Oil, 3.60%, 6/1/25 (Tender 12/1/06) (5)	4,065	4,065
Harris County Health Fac. Dev. Corp., Methodist Hosp. VRDN (Currently 3.60%)	1,050	1,050
Harris County Health Fac. Dev. Corp., St. Lukes Episcopal Hosp. VRDN (Currently 3.60%)	3,500	3,500
Harris County Health Fac. Dev. Corp., Texas Medical Center VRDN (Currently 3.60%) (1)	1,000	1,000
Houston Airport, VRDN (Currently 3.45%) (2)	2,995	2,995
Houston Independent School Dist., GO VRDN (Currently 3.45%) (2)	1,670	1,670
Houston Independent School Dist., GO 3.63%, 6/15/31 (Tender 6/15/07) (5)	3,000	3,000
Port of Houston Auth., GO, TECP, 3.62%, 10/17/06	2,181	2,181
San Antonio Electric & Gas, 5.00%, 2/1/07	1,000	1,006

San Antonio Electric & Gas, VRDN (Currently 3.45%) (2)	3,000	3,000
San Antonio Water, TECP, 3.60%, 1/24/07	10,555	10,555
Texas, GO, TRAN, 4.50%, 8/31/07	27,000	27,244
		107,606
Utah 2.0%		
Intermountain Power Agency, 3.60%, 7/1/18 (Tender 12/1/06) (5)(6)	3,000	3,000
Intermountain Power Agency, 3.60%, 7/1/18 (Tender 12/1/06) (5)(6)	3,050	3,050
Murray City, IHC Health, VRDN (Currently 3.39%)	12,500	12,500
		18,550
Vermont 1.7%		
Vermont Ed. & Health Buildings Fin. Agency, Middlebury College, 3.16%, 11/1/32 (Tender 11/1/06) (5)	9,950	9,942
Vermont Ed. & Health Buildings Fin. Agency, Middlebury College, 3.72%, 5/1/28 (Tender 5/1/07)	5,595	5,595
		15,537
Virginia 2.4%		
Alexandria IDA, Institute for Defense Analyses VRDN (Currently 3.44%) (6)	7,000	7,000
Loudoun County IDA, Howard Hughes Medical Institute VRDN (Currently 3.60%)	9,800	9,800
Virginia College Building Auth., Public Higher Ed. Fin. 4.00%, 9/1/06	1,000	1,000
Virginia Small Business Fin. Auth., Virginia Historical Society VRDN (Currently 3.41%)	4,625	4,625
		22,425
Washington 2.2%		
Energy Northwest, VRDN (Currently 3.45%) (1)	2,775	2,775
Energy Northwest, VRDN (Currently 3.45%) (1)	3,790	3,790

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Tax-Exempt Money Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on April 8, 1981. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest current income exempt from federal income taxes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2006.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 28, 2006, the fund had $21,000 of unused capital loss carryforwards, of which $1,000 expire in fiscal 2013 and $20,000 that expire in fiscal 2014.

At August 31, 2006, the cost of investments for federal income tax purposes was $904,243,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2006, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2006, expenses incurred pursuant to these service agreements were $42,000 for Price Associates and $145,000 for T. Rowe Price Services. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

As of August 31, 2006, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 199,146,400 shares of the fund, representing 21% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper, an independent provider of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under "soft dollar" agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio was below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Exempt Money Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 13, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 13, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	October 13, 2006